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                                                                     EXHIBIT 1.1


                         FORM OF DISTRIBUTION AGREEMENT

                          WELLS TOTAL RETURN REIT, INC.

                    Up to 225,000,000 Shares of Common Stock

                                    [-], 2007


Wells Investment Securities, Inc.
6200 The Corners Parkway Suite 250
Norcross, Georgia 30092

Ladies and Gentlemen:

Wells Total Return REIT, Inc., a Maryland corporation (the "COMPANY"), has registered for public sale 225,000,000 shares of its common stock, $.01 par value per share, (the "SHARES"), of which 25,000,000 are intended to be offered pursuant to the Company's distribution reinvestment plan ("DRP"), [-] are intended to be offered pursuant to the Company's share redemption plan ("SRP"), and [-] are intended to be offered pursuant to the Company's long term incentive plan ("LTIP"). The Company desires for Wells Investment Securities, Inc. (the "DISTRIBUTOR") to act as its agent in connection with the offer and sale of the Shares to the public and the redemption of the Shares from the public (the "OFFERING").

Until 200,000 Shares have been sold (the "MINIMUM OFFERING"), the Shares will be sold for a per Share cash price of $10.00. At all times after the Minimum Offering has been achieved, the Shares will be sold and redeemed at the price per Share determined at the end of business on the date of the applicable purchase order or notice of redemption.

In connection with the sale of Shares, the Company hereby agrees with you, the Distributor, as follows:

1. Representations and Warranties of the Company. As an inducement to the Distributor to enter into this Agreement, the Company represents and warrants to the Distributor and each dealer with whom the Distributor has entered into or will enter into a Selling Agreement in the form attached to this Agreement as Exhibit A (said dealers being hereinafter referred to as the "DEALERS") or a Dealer Service Agreement in the form attached to this Agreement as Exhibit B, and each investment adviser with whom the Distributor has entered or will enter into an Adviser Service Agreement in the form attached to this Agreement as Exhibit C (said investment advisers being hereinafter referred to as the "ADVISERS"), that:

1.1. The Company has prepared and filed with the Securities and Exchange Commission (the "SEC") a registration statement (Registration No. 333-[-]) which has become effective for the registration of the Shares under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the applicable rules and regulations (the "RULES AND REGULATIONS") of the SEC promulgated thereunder. Copies of such registration statement as initially filed and each amendment thereto have been or will be delivered to the Distributor. The registration statement and the prospectus contained therein, as finally amended at the effective date of the registration statement (the "EFFECTIVE DATE"), are respectively hereinafter referred to as the "REGISTRATION STATEMENT" and the "PROSPECTUS," except that if the Company files a


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         prospectus or prospectus supplement pursuant to Rule 424(b) under the
         Securities Act, or if the Company files a post-effective amendment to the Registration Statement, the term "Prospectus" includes the prospectus filed pursuant to Rule 424(b) or the prospectus included in such post-effective amendment. The term "PRELIMINARY PROSPECTUS" as used herein shall mean a preliminary prospectus related to the Shares as contemplated by Rule 430 or Rule 430A of the Rules and Regulations included at any time as part of the Registration Statement.

1.2. On the date of the Prospectus, on the date the Minimum Offering (as hereinafter defined) is obtained and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the SEC, the Registration Statement, each Preliminary Prospectus and the Prospectus, as applicable, including the financial statements contained therein, complied or will comply with the Securities Act and the Rules and Regulations. On the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. On the date of the Prospectus, as amended or supplemented, as applicable, and on the date the Minimum Offering is obtained, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing provisions of this Section 1.2 will not extend to such statements contained in or omitted from the Registration Statement or the Prospectus, as amended or supplemented, as are primarily within the knowledge of the Distributor or any of the Dealers and are based upon information furnished by the Distributor in writing to the Company specifically for inclusion therein.

1.3. No order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued and no proceedings for that purpose are pending, threatened, or, to the knowledge of the Company, contemplated by the SEC; and to the knowledge of the Company, no order suspending the offering of the Shares in any jurisdiction has been issued and no proceedings for that purpose have been instituted or threatened or are contemplated.

1.4. The Company intends to use the funds received from the sale of the Shares as set forth in the Prospectus.

1.5. The Company has full legal right, power and authority to enter into this Agreement and to perform the transactions contemplated hereby, and the Company has duly authorized, executed and delivered this Agreement.

1.6. The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and the compliance with the terms of this Agreement by the Company will not conflict with or constitute a default or violation under any charter, bylaw, contract, indenture, mortgage, deed of trust, lease, rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company, except to the extent that the enforceability of the indemnity and contribution provisions contained in Section 6 of this Agreement may be limited under applicable securities laws.

1.7. No consent, approval, authorization or other order of any governmental authority is required in connection with the execution or delivery by the Company of this Agreement or the issuance and sale or redemption by the Company of the Shares, except such as may be



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         required under the securities laws of certain states, if any, which we have identified to you.

1.8. The Shares have been duly authorized and, upon payment therefor as provided in this Agreement, will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus.

2. Representations and Warranties of the Distributor. As an inducement to the Company to enter into this Agreement, the Distributor represents and warrants to the Company that:

2.1. The Distributor is a member of the National Association of Securities Dealers, Inc. (the "NASD") in good standing and a broker-dealer registered as such under the Exchange Act and under the securities laws of the states in which the Shares are to be offered and sold. The Distributor and its employees and representatives have all required licenses and registrations to act under this Agreement.

2.2. The Distributor has full legal right, power and authority to enter into this Agreement and to perform the transactions contemplated hereby, and the Distributor has duly authorized, executed and delivered this Agreement.

2.3. The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and the compliance with the terms of this Agreement by the Distributor will not conflict with or constitute a default or violation under any charter, bylaw, contract, indenture, mortgage, deed of trust, lease, rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Distributor, except to the extent that the enforceability of the indemnity and contribution provisions contained in Section 6 of this Agreement may be limited under applicable securities laws.

2.4. No consent, approval, authorization or other order of any governmental authority is required in connection with the execution, delivery or performance by the Distributor of this Agreement.

2.5. The Distributor represents and warrants to the Company and each person that signs the Registration Statement that the information under the caption "Plan of Distribution" in the Prospectus and all other information furnished to the Company by the Distributor in writing expressly for use in the Registration Statement, any Preliminary Prospectus, or the Prospectus, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

3. Covenants of the Company. The Company covenants and agrees with the Distributor that:

3.1. It will, at no expense to the Distributor, furnish the Distributor with such number of printed copies of the Registration Statement, including all amendments and exhibits thereto, as the Distributor may reasonably request. It will similarly furnish to the Distributor and others designated by the Distributor as many copies as the Distributor may reasonably request in connection with the offering of the Shares of:
         (a) the Prospectus; (b) this Agreement; and (c) any other printed sales literature or other materials (provided that the use of said sales literature and other materials has been first approved for use by the Company and all appropriate regulatory agencies).


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3.2.     It will furnish such information and execute and file such documents as may be necessary for the Company to qualify the Shares for offer and sale under the securities laws of such jurisdictions as the Distributor may reasonably designate and will file and make in each year such statements and reports as may be required. The Company will furnish to the Distributor a copy of such papers filed by the Company in connection with any such qualification.

3.3. It will inform the Distributor of the applicable purchase price for the Shares on each business day.

3.4. It will: (a) furnish copies of any proposed amendment or supplement of the Registration Statement or the Prospectus to the Distributor; (b) file every amendment or supplement to the Registration Statement or the Prospectus that may be required by the SEC or any state securities administration; (c) file an amendment to the Prospectus on each business day reflecting the then current price per Share; and (d) if at any time the SEC shall issue any stop order suspending the effectiveness of the Registration Statement or any state securities administration shall issue any order or take other action to suspend or enjoin the sale of the Shares, it will promptly notify the Distributor and will use its best efforts to obtain the lifting of such order or to prevent such other action at the earliest possible time.

3.5. If at any time when a prospectus is required to be delivered under the Securities Act any event occurs as a result of which, in the opinion of either the Company or the Distributor, the Prospectus would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in view of the circumstances under which they were made, not misleading, the Company will promptly notify the Distributor thereof (unless the information shall have been received from the Distributor) and will effect the preparation of an amendment or supplement to the Prospectus which will correct such statement or omission.

3.6. It will comply with all requirements imposed upon it by the Securities Act and the Exchange Act, by the rules and regulations of the SEC promulgated thereunder as from time to time in effect, and by all state securities laws and regulations of those states in which an exemption has been obtained or qualification of the Shares has been effected, to permit the continuance of offers and sales of the Shares in accordance with the provisions hereof and of the Prospectus.

3.7. Subject to Section 5.3 and Section 5.4.B, the Company will submit to the transfer agent, not later than twenty-five (25) days following the date of any notice of redemption of Shares from the Distributor, funds sufficient to redeem such Shares at the then-current per share price as of the date of such notice of redemption is received by the Company, subject to any discount withheld by any Dealer pursuant to the terms of the applicable agreement between the Distributor and such Dealer.

4. Covenants of the Distributor. The Distributor covenants and agrees with the Company that:

4.1. In connection with the offer and sale of the Shares, the Distributor will comply with all requirements imposed upon it by the Securities Act and the Exchange Act, by the rules and regulations of the SEC promulgated thereunder or other federal regulations applicable to the Offering, the sale of Shares or its activities and by all applicable state securities laws and regulations, as from time to time in effect, and by this Agreement, including the obligation to deliver a copy of the Prospectus as required by the Securities Act, the Exchange Act or the rules and regulations promulgated under either. The Distributor will not offer the Shares for sale in any jurisdiction unless and until it has been advised that the Shares are either registered in accordance with, or exempt from, the securities and other laws applicable thereto.


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4.2.     The Distributor will make no representations concerning the Offering except as set forth in the Prospectus.

4.3. The Distributor will not offer the Shares, or accept purchase orders from any broker-dealer or investment adviser the purports to subscribe for Shares, at a price other than the then-current per share purchase price.

4.4. The Distributor will provide the Company with such information relating to the offer and sale of the Shares by it as the Company may from time to time reasonably request or as may be requested to enable the Company to prepare such reports of sale as may be required to be filed under applicable Federal or state securities laws.

4.5. The Distributor will pay all expenses incident to the performance of its obligations under this Agreement, including (a) the preparation, filing and printing of the Registration Statement as originally filed and of each amendment thereto, (b) the preparation, printing and delivery of this Agreement, the Selling Agreement, the Service Agreements and such other documents as may be required in connection with the offering, sale, issuance and delivery of the Shares, (c) the fees and disbursements of the Company's counsel, accountants and other advisors, in connection with the Offering (d) the fees and expenses related to the review of the terms and fairness of the Offering by the NASD; (e) the fees and expenses related to the qualification of the Shares under securities laws in accordance with the provisions of
         Section 3.2 hereof, including the fees and disbursements of counsel in connection with the preparation of any Blue Sky survey and any supplement thereto, (f) the printing and delivery of copies of any Preliminary Prospectus and the Prospectus, (g) the fees and expenses of any registrar, transfer agent or paying agent in connection with the Shares and (h) certain costs and expenses of the Company relating to investor presentations undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of slides and graphics, fees and expenses of any consultants engaged in connection with presentations with the prior approval of the Company, and travel and lodging expenses of the representatives of the Company and any such consultants.

4.6. Subject to Section 5.3 and Section 5.4.B, the Distributor shall submit to the Escrow Agent, or after the Minimum Offering has been achieved, to the transfer agent all orders for the sale of Shares, whether to its customers or through the Dealers, and orders for the redemption of Shares, whether by its customers or through the Dealers, on the day the Distributor receives such orders for sale or notices of redemption. The Distributor shall deliver funds for redeemed Shares to its customers or to the Dealers providing notice of redemption not later than the next business day following receipt of funds sufficient to redeem such Shares from the Escrow Agent or transfer agent, as the case may be.

5.       Obligations and Compensation of Distributor.

5.1. The Company hereby appoints the Distributor as its agent and principal distributor, until this Agreement is terminated pursuant to Section 11, for the purpose of finding, on a best efforts basis, purchasers for the Shares for cash through the Dealers, all of whom shall be members of the NASD. The Distributor may also arrange for the sale of Shares for cash directly to its own clients and customers at the then-current per Share, and in accordance with the terms of, the then current Prospectus. The Distributor hereby accepts such agency and distributorship and agrees to use its best efforts to find purchasers for the Shares on said terms and conditions, commencing as soon as practicable.


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5.2.     The Distributor agrees to be bound by the terms of the Escrow Agreement dated [-], 2007 among The Bank of New York as escrow agent, the Distributor and the Company, a copy of which is attached hereto as Exhibit D.

5.3. The "Offering Period" shall mean that period during which Shares may be offered for sale, commencing on the date the registration was filed with the SEC, during which period offers, sales and redemptions of the Shares shall occur continuously, except that the Distributor and the Dealers shall suspend or terminate offering of the Shares upon request of the Company at any time and shall resume offering the Shares upon subsequent request of the Company, and except that the Distributors and the Dealers shall not redeem any Shares at any time when the Company has cancelled or suspended redemptions.

5.4. A. The Distributor will be paid a distribution charge equal to 0.25% of the aggregate NAV per shares of the Shares sold by or through the Distributor, calculated as of the last day of each month; provided, that the Distributor will not be entitled to receive distribution charges after the earlier of (i) the date on which the aggregate distribution charges received by the Distributor equal or exceed 10% of the total aggregate NAV per share of the Shares sold by or through the Distributor, calculated as of such date, and (ii) the thirty-year anniversary of the Effective Date.

         The parties agree that the Distributor may enter into a Selling Agreement in the form attached to this Agreement as Exhibit A with registered broker-dealers (such third party broker-dealers, the "DEALERS"), and may reallow some or all of the distribution charge to the Dealers pursuant to the terms of the Selling Agreements.

         The parties hereby agree that the foregoing fees are not in excess of the usual and customary distributors' or sellers' commission received in the sale of securities similar to the Shares, that Dealer's interest in the offering is limited to such fees from the Distributor and Dealer's indemnity referred to in Section 6 of the Distribution Agreement, and that the Company is not liable or responsible for the direct payment of such fees to the Dealer.

         The Distributor will be paid a service fee of up to __% of the aggregate NAV per share of the Shares sold by or through the Distributor, calculated as of the last day of each month for administrative services to be provided by the Distributor.

         The parties agree that the Distributor may enter into a Dealer Service Agreement in the form attached to this Agreement as Exhibit B with Dealers who have also executed a Selling Agreement, or an Adviser Service Agreement in the form attached to this Agreement as Exhibit C with Advisers and may pay service fees to such parties out of the service fees paid to the Distributor pursuant to the terms of such Dealer Service Agreements and Adviser Service Agreement.

         Shareholders purchasing through investment advisers affiliated with a dealer, through investment advisers not affiliated with a dealer, or through banks acting as trustees or fiduciaries are referred to in this agreement as "ADVISER AFFILIATED SHAREHOLDERS").

         The Company will also reimburse the Distributor for its reimbursement of the bona fide due diligence expenses of the Dealers in the amount of up to 0.5% of the aggregate NAV per shares for the Shares sold by or through the Distributor.

         B. Notwithstanding the foregoing, (i) no distribution charge or service fee will be paid to the Distributor under this Section 5.4 unless and until the Minimum Offering has been


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         achieved, and (ii) no distribution charge will be paid to the
         Distributor or reallowed to any Dealer at any time with respect to Shares issued pursuant to the DRP. The Shares will initially not be registered in Pennsylvania; however, the Company, in its sole discretion, may apply to register the Shares in Pennsylvania. Until the registration of the Shares has been declared effective by the Securities Commissioner of the State of Pennsylvania, the Distributor will accept no investments from Pennsylvania investors, and no distribution charge or service fee will be paid to the Distributor with respect to any Shares sold to Pennsylvania investors. If the Minimum Offering is not obtained within the time periods specified in the Prospectus, investments will be returned to the investors in accordance with the Prospectus. The Company will not be liable or responsible to any Dealer or Adviser for direct payment of distribution charges or service fees to such Dealer or Adviser, it being the sole and exclusive responsibility of the Distributor for payment of distribution charges and service fees to Dealers and Advisers. Notwithstanding the above, at its discretion, the Company may act as agent of the Distributor by making direct payment of distribution charges or service fees to such Dealers or Advisers without incurring any liability therefor.

5.5. The Distributor will not represent or imply that The Bank of New York, as the escrow agent identified in the Prospectus, has investigated the desirability or advisability of investment in the Company or has approved, endorsed or passed upon the merits of the Shares or the Company, nor will the Distributor use the name of said escrow agent in any manner whatsoever in connection with the offer or sale of the Shares other than by acknowledgment that it has agreed to serve as escrow agent.

6.       Indemnification.

6.1. The Company will indemnify and hold harmless the Dealers, Advisers and (to the extent permitted by the Company's charter) the Distributor, their officers and directors and each person, if any, who controls such Dealer, Adviser or Distributor within the meaning of Section 15 of the Securities Act (the "INDEMNIFIED PERSONS") from and against any losses, claims, damages or liabilities ("LOSSES"), joint or several, to which such Indemnified Persons may become subject, under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained (i) in the Registration Statement or any post-effective amendment thereto or in the Prospectus or (ii) in any blue sky application or other document executed by the Company or on its behalf specifically for the purpose of qualifying any or all of the Shares for sale under the securities laws of any jurisdiction or based upon written information furnished by the Company under the securities laws thereof (any such application, document or information being hereinafter called a "BLUE SKY APPLICATION"), or (b) the omission or alleged omission to state in the Registration Statement (including the Prospectus as a part thereof) or any post-effective amendment thereto or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or (c) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, if used prior to the effective date of the Registration Statement, or in the Prospectus or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company will reimburse each Indemnified Person for any legal or other expenses reasonably incurred by such Indemnified Person, in connection with investigating or defending such Loss. Notwithstanding the foregoing provisions of this
         Section 6.1, the Company will not be liable in any such case to the extent that any such Loss or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged


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         omission made in reliance upon and in conformity with written information furnished (x) to the Company by the Distributor or (y) to the Company or the Distributor by or on behalf of any Dealer specifically for use in the preparation of the Registration Statement or any such post-effective amendment thereto, any such Blue Sky Application or any such Preliminary Prospectus or the Prospectus, and, further, the Company will not be liable in any such case if it is determined that such Dealer or the Distributor was at fault in connection with the Loss, expense or action. Notwithstanding foregoing, the Company shall not indemnify or hold harmless an Indemnified Person for any Losses or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (a) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular Indemnified Person, (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular Indemnified Person and (c) a court of competent jurisdiction approves a settlement of the claims against a particular Indemnified Person and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

6.2. The Distributor will indemnify and hold harmless the Company, each director of the Company (including any person named in the Registration Statement, with his consent, as about to become a director), each other person who has signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act (each a "COMPANY INDEMNITEE"), from and against any Losses to which any of the Company Indemnitees may become subject, under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (a) any untrue statement of a material fact contained (i) in the Registration Statement (including the Prospectus as a part thereof) or any post-effective amendment thereto or (ii) any Blue Sky Application, or
         (b) the omission to state in the Registration Statement (including the Prospectus as a part thereof) or any post-effective amendment thereto or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or
         (c) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, if used prior to the effective date of the Registration Statement, or in the Prospectus or the omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein in the light of the circumstances under which they were made not misleading, in the case of each of clauses (a) - (c) to the extent, but only to the extent, that such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Distributor specifically for use with reference to the Distributor in the preparation of the Registration Statement or any such post-effective amendments thereto or any such Blue Sky Application or any such Preliminary Prospectus or the Prospectus, or (d) any unauthorized use of sales materials or use of unauthorized verbal representations concerning the Shares by the Distributor. The Distributor will reimburse the aforesaid parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending such Loss, expense or action. This indemnity agreement will be in addition to any liability that the Distributor may otherwise have.

6.3. Each Dealer and Adviser severally will indemnify and hold harmless the Company, the Distributor, each of their directors (including any person named in the Registration Statement, with his consent, as about to become a director), each other person who has signed


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         the Registration Statement and each person, if any, who controls the
         Company and the Distributor within the meaning of Section 15 of the Securities Act (each, as the case may be, a "DEALER INDEMNIFIED PERSON" or "ADVISER INDEMNIFIED PERSON" from and against any Losses to which a Dealer Indemnified Person or Adviser Indemnified Person may become subject, under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained (i) in the Registration Statement (including the Prospectus as a part thereof) or any post-effective amendment thereto or (ii) in any Blue Sky Application, or (b) the omission or alleged omission to state in the Registration Statement (including the Prospectus as a part thereof) or any post-effective amendment thereto or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or (c) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, if used prior to the effective date of the Registration Statement, or in the Prospectus or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of each of clauses (a) - (c) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or the Distributor by or on behalf of such Dealer or Adviser specifically for use with reference to such Dealer or Adviser in the preparation of the Registration Statement or any such post-effective amendments thereto or any such Blue Sky Application or any such Preliminary Prospectus, or
         (d) any unauthorized use of sales materials or use of unauthorized verbal representations concerning the Shares by such Dealer or Adviser or their respective representatives or agents in violation of Section VII of the Selling Agreement or otherwise. Each such Dealer or Adviser will reimburse each Dealer Indemnified Person or Adviser Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss, expense or action. This indemnity agreement will be in addition to any liability that such Dealer or Adviser may otherwise have.

6.4. Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, notify in writing the indemnifying party of the commencement thereof. The failure of an indemnified party so to notify the indemnifying party will relieve the indemnifying party from any liability under this Section 6 as to the particular item for which indemnification is then being sought, but not from any other liability that it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled, to the extent it may wish, jointly with any other indemnifying party similarly notified, to participate in the defense thereof, with separate counsel. Such participation shall not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses (subject to Section 6.5) incurred by such indemnified party in defending itself, except for such expenses incurred after the indemnifying party has deposited funds sufficient to effect the settlement, with prejudice, of the claim in respect of which indemnity is sought. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party. Any indemnified party shall not be bound to perform or refrain from performing any act pursuant to the terms of any settlement of any claim or action effected without the consent of such indemnified party.

6.5. The indemnifying party shall pay all legal fees and expenses of the indemnified party in the defense of such claims or actions; provided, however, that the indemnifying party shall not be obliged to pay legal expenses and fees to more than one law firm in connection with the defense of similar claims arising out of the same alleged acts or omissions giving rise to such claims notwithstanding that such actions or claims are alleged or brought by one or more parties against more than one indemnified party. If such claims or actions are alleged or brought against more than one indemnified party, then the indemnifying party shall only be obliged to reimburse the expenses and fees of the one law firm that has been selected by a majority of the indemnified parties against which such action is finally brought; and in the event a majority of such indemnified parties is unable to agree on which law firm for which expenses or fees will be reimbursable by the indemnifying party, then payment shall be made to the first law firm of record representing an indemnified party against the action or claim. Such law firm shall be paid only to the extent of services performed by such law firm and no reimbursement shall be payable to such law firm on account of legal services performed by another law firm.

6.6. If the indemnity agreements contained in this Section 6 are for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any Losses or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such Losses and expenses incurred by such indemnified party, as incurred, (a) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Distributor, Dealer or Adviser on the other hand from the offering of the Shares in question or (b) if the allocation provided by clause (a) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) but also the relative fault of the Company on the one hand and of the Distributor, Dealer or Adviser on the other hand in connection with the statements or omissions which resulted in such Losses or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Company on the one hand and the Distributor, Dealer or Adviser on the other hand in connection with the Offering shall be deemed to be in the same respective proportions as the aggregate NAV as of the date of determination and the total distribution charge or service fee actually received by the Distributor, Dealer or Adviser bear to the aggregate NAV as of the date of determination. The relative fault of the Company on the one hand and the Distributor, Dealer or Adviser on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Distributor, Dealer or Adviser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. It is understood that it would not be just and equitable if contribution pursuant to this
         Section 6.6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6.6. The aggregate amount of Losses and expenses incurred by an indemnified party and referred to above in this Section 6.6 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 6.6, the Distributor, Dealer or Adviser shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares sold by it exceeds the amount of any damages that such Distributor, Dealer or Adviser has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 6.6, each director of the Company, each other person who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company, and each person, if any, who controls the Distributor or any Dealer or Adviser within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Distributor, Dealer or Adviser.

7.       Survival of Provisions.

7.1. The respective agreements, representations and warranties of the Company and the Distributor set forth in this Agreement shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Distributor or any Dealer or Adviser or any person controlling the Distributor or any Dealer or Adviser or by or on behalf of the Company or any person controlling the Company, and (b) the acceptance of any payment for the Shares.

7.2.     The obligations of the Company to pay the Distributor pursuant to
         Section 5.4, Section 5.5, Sections 6 through 10 and Section 12 shall survive the termination of this Agreement.

8. Applicable Law. This Agreement was executed and delivered in, and its validity, interpretation and construction shall be governed by, the laws of the State of Georgia; provided however, that causes of action for violations of federal or state securities laws shall not be governed by this Section.

9. Counterparts. This Agreement may be executed, by facsimile or otherwise, in any number of counterparts. Each counterpart, when executed and delivered, shall be an original contract, but all counterparts, when taken together, shall constitute one and the same Agreement.

10.      Successors and Amendment.

10.1. This Agreement shall inure to the benefit of and be binding upon the Distributor and the Company and their respective successors. Nothing in this Agreement is intended or shall be construed to give to any other person any right, remedy or claim, except as otherwise specifically provided herein. This Agreement shall inure to the benefit of the Dealers and Advisers to the extent set forth in Sections 1 and 4 hereof.

10.2. This Agreement may be amended by the written agreement of the Distributor and the Company.

11. Termination. Any party to this Agreement shall have the right to terminate this Agreement on 60 days' written notice.

12. Confirmation. The Company hereby agrees and assumes the duty to confirm on its behalf and on behalf of Dealers, Advisers and the Distributor all orders for purchase of Shares accepted by the Company. Such confirmations will comply with the rules of the SEC and the NASD and will comply with applicable laws of such other jurisdictions to the extent the Company is advised of such laws in writing by the Distributor.

13. Suitability of Investors. The Distributor will offer Shares, and (i) in its agreements with Dealers will require that the Dealers offer Shares and (ii) in its agreements with Advisers will require that the Advisers recommend Shares, only to persons who meet the suitability standards set forth in the Prospectus or in any suitability letter or memorandum sent to it by the Company and will only make offers to persons in the states in which it is advised in writing that the Shares are qualified for sale or that such qualification is not required. In offering Shares, the Distributor will, and in its agreements with Dealers and Advisers, the Distributor will require that the Dealer and Adviser, comply with the provisions of all applicable rules and regulations relating to suitability of investors, including without limitation, the provisions of Article III.C. of the Statement of Policy Regarding Real Estate Investment Trusts of the North American Securities Administrators Association, Inc. (the "NASAA GUIDELINES"). In making the determinations as to suitability required by the NASAA Guidelines and the Prospectus, the Distributor may rely on representations from
         (i) investment advisers who are not affiliated with a Dealer, or (ii) banks acting as trustees or fiduciaries. With respect to the maintenance of records required by the NASAA Guidelines, the Company agrees that the Distributor may satisfy its obligations by contractually requiring such information to be maintained and made available to the Distributor by the investment advisers or banks discussed in the preceding sentence.

14.      Submission of Orders.

14.1. Those persons who purchase Shares will be instructed by the Distributor, the Dealer or the Adviser to make their checks payable to "Wells Total Return REIT, Inc." The Distributor and any Dealer or Adviser receiving a check not conforming to the foregoing instructions shall return such check directly to such purchaser not later than the end of the next business day following its receipt. Checks received by the Distributor or Dealer or Adviser which conform to the foregoing instructions shall be transmitted for deposit pursuant to one of the methods described in this Section 14.

14.2. Where, pursuant to a Dealer's internal supervisory procedures, internal supervisory review is conducted at the same location at which purchase orders and checks are received from investors, checks will be transmitted by the end of the next business day following receipt by the Dealer for deposit either to the escrow agent for the Company or, after the Minimum Offering has been achieved, to the Company.

14.3. Where, pursuant to a Dealer's internal supervisory procedures, final internal supervisory review is conducted at a different location, checks will be transmitted by the end of the next business day following receipt by the Dealer to the office of the Dealer conducting such final internal supervisory review (the "FINAL REVIEW OFFICES"). The Final Review Office will in turn by the end of the next business day following receipt by the Final Review Office, transmit such checks for deposit either to the escrow agent for the Company or, after the Minimum Offering has been achieved, to the Company.

14.4. Where the Distributor is involved in the distribution process, checks will be transmitted by the Distributor for deposit either to the escrow agent for the Company or, after the Minimum Offering has been achieved, to the Company as soon as practicable but in any event by noon of the next business day following receipt by the Distributor. Checks of rejected potential investors will be promptly returned to such potential investors.

14.5 When the Distributor receives an order from any customer in which such customer requests that any Shares be redeemed, whether by its customers or through the Dealers or Advisers, the Distributor shall, by the end of the day on which it receives such notice, submit to an escrow agent for the Company or, after the Minimum Offering has been achieved, to the transfer agent, a Redemption Notice setting forth the number of Shares as to which redemption is requested.


         If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us as of the date first above written.

                                           Very truly yours,

                                           WELLS TOTAL RETURN REIT, INC.



                                           By:
                                               --------------------------------
                                               Douglas P. Williams
                                               Executive Vice President

Accepted and agreed as of the
date first above written.

WELLS INVESTMENT SECURITIES, INC.



By:
    --------------------------------
     Thomas E. Larkin
     President

                                    EXHIBIT A


                          WELLS TOTAL RETURN REIT, INC.
                    Up to 225,000,000 Shares of Common Stock
                            FORM OF SELLING AGREEMENT

Ladies and Gentlemen:

         Wells Investment Securities, Inc., as the distributor ("DISTRIBUTOR") for Wells Total Return REIT, Inc. (the "COMPANY"), a Maryland corporation, invites you (the "DEALER") to participate in the distribution of shares of common stock ("SHARES") of the Company subject to the following terms. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Distribution Agreement.

I.       Distribution Agreement.

         The Distributor and the Company have entered into that certain Distribution Agreement dated [-], 2007, in the form attached hereto as Exhibit
A. By your acceptance of this Agreement, you will become one of the Dealers referred to in such Distribution Agreement between the Company and the Distributor and will be entitled and subject to the indemnification provisions contained in such Distribution Agreement, including specifically the provisions of such Distribution Agreement (Section 6.3) wherein each Dealer severally agrees to indemnify and hold harmless the Company, the Distributor and each officer and director thereof, and each person, if any, who controls the Company and the Distributor within the meaning of the Securities Act of 1933, as amended.

         Dealer hereby agrees:

         A. to use its best efforts to sell the Shares for cash on the terms and conditions stated in the Prospectus, and to redeem Shares sold by it for cash on the terms and conditions stated in the Prospectus;

         B. that it will not offer to sell the Shares to Pennsylvania investors until such time as the registration of the Shares has been declared effective by the Securities Commissioner of the State of Pennsylvania;

         C. to purchase Shares only from Company through Distributor or from Dealer's customers;

         D. to purchase Shares from Distributor only for the purpose of covering purchase orders already received;

         E. that it will not purchase an Shares from its customers at any time when the Company has cancelled or suspended redemptions, or at a price lower than the then-current redemption price;

         F. that it will not offer, sell or redeem Shares for the account of its record owners at a price higher or lower than the then-current per share purchase price or redemption price;

         G. that it will not intentionally withhold placing any customer's order to purchase or redeem Shares so as to profit Dealer as a result of such withholding; and

         H. that it will not act for the Distributor or the Company or make any representations on their behalf except as set forth in the Prospectus and such other printed information furnished to Dealer by the Distributor or the Company to supplement the Prospectus ("SUPPLEMENTAL INFORMATION").

Nothing in this Agreement shall be deemed or construed to make Dealer an employee, agent, representative or partner of the Distributor or of the Company.


II.      Submission of Orders for Purchases and Notices of Redemptions.

         Those persons who purchase Shares will be instructed by the Dealer to make their checks payable to "Wells Total Return REIT, Inc." Any Dealer receiving a check not conforming to the foregoing instructions shall return such check directly to such purchaser not later than the end of the next business day following its receipt. Checks received by the Dealer which conform to the foregoing instructions shall be transmitted for deposit pursuant to one of the following methods:

         Where, pursuant to the Dealer's internal supervisory procedures, internal supervisory review is conducted at the same location at which purchase orders and checks are received from investors, checks will be transmitted by the end of the next business day following receipt by the Dealer for deposit either to an escrow agent for the Company or, after the Minimum Offering (as defined in the Distribution Agreement) has been achieved, to the Company.

         Where, pursuant to the Dealer's internal supervisory procedures, final and internal supervisory review is conducted at a different location, checks will be transmitted by the end of the next business day following receipt by the Dealer to the office of the Dealer conducting such final internal supervisory review (the "FINAL REVIEW OFFICE"). The Final Review Office will in turn by the end of the next business day following receipt by the Final Review Office, transmit such checks for deposit to either the escrow agent for the Company or, after the Minimum Offering has been achieved, to the Company, except for investments from Pennsylvania Investors. The Final Review Office will transmit checks from Pennsylvania Investors for deposit to either the escrow agent for the Company or, after the Pennsylvania Minimum has been achieved, to the Company.

     When Dealer receives a request from any customer that any Shares be redeemed, Dealer shall, by the end of the day on which Dealer receives such request, submit to an escrow agent for the Company or, after the Minimum Offering has been achieved, to the Company, a notice of redemption setting forth the number of Shares as to which redemption is requested.

III.     Pricing.

         Except as described in the Prospectus, until the Minimum Offering has been achieved, the Shares will be offered, sold and redeemed for a per Share cash price of $10.00. At all times after the Minimum Offering has been achieved, the Shares are to be offered, sold and redeemed at the price per Share determined at the end of business on the date the applicable purchase order or notice of redemption is received by the Company.

     In the event of a redemption, Dealer shall (i) redeem the Shares being redeemed at the then-current redemption price, or (ii) if the date of the redemption request for any redeemed Shares is within 270 days of the date of purchase for such Shares, shall redeem the Shares being redeemed at the then-current redemption price, less a discount equal to 2% of the price at which such Shares were purchased. Dealer shall not redeem any Shares at any time when the Company has cancelled or suspended redemptions.

IV.      Distribution Charges.

         The Dealer will be paid a distribution charge of [__]% of the aggregate NAV per share of the Shares sold by the Dealer, calculated as of the last day of each month. Notwithstanding the foregoing, (i) no distribution charge will be paid to the Dealer unless and until the Company has sold $2,000,000 of the Shares, (ii) no distribution charge will be paid to the Dealer at any time with respect to Shares issued pursuant to the Company's distribution reinvestment plan, and (iii) no distribution charge will be paid with respect to Shares offered or sold in Pennsylvania until the registration of the Shares has been declared effective by the Securities Commissioner of the State of Pennsylvania.

         Dealer acknowledges that Distributor has entered into (i) a Distribution Agreement pursuant to which Distributor has agreed that it shall not be entitled to receive distribution charges that exceed, in the aggregate, 10% of the total aggregate NAV per share of the Shares sold by or through the Distributor, and (ii) Selling Agreements substantially similar to this Agreement with other NASD member broker-dealers. Dealer agrees that Dealer shall not be entitled to receive any distribution charge after the earlier of (A) the date on which the aggregate distribution charges paid by the Company to the Distributor equal to or exceed 10% of the total aggregate NAV per share of the Shares sold by or through the Distributor (including Shares sold pursuant to this Agreement and any other Selling Agreement with any other NASD member broker-dealer), calculated as of such date, and (B) the thirty-year anniversary of the Effective Date.

         The parties hereby agree that (i) the foregoing distribution charge is not in excess of the usual and customary distributors' or sellers' commission received in the sale of securities similar to the Shares, (ii) that Dealer's interest in the offering pursuant to this Selling Agreement is limited to such distribution charge from the Distributor and Dealer's indemnity referred to in
Section 6 of the Distribution Agreement, and (iii) that the Company is not liable or responsible for the direct payment of such distribution charge to the Dealer.

         The parties hereby agree that the rates of any distribution charge paid with respect to any Shares, including outstanding Shares, are subject to change by Distributor from time to time, upon 10 days' written notice, and any calculation of fees after the effective date of such change will take into account the new rate with respect only to any period subsequent to the effective date of such change.

V.       Payment.

         Payments of distribution charges will be made by the Distributor (or by the Company as provided in the Distribution Agreement) to Dealer [monthly] [quarterly] in arrears no later than the fifteenth (15th) day of the [next succeeding month] [first month of each quarter]. Dealer acknowledges that if the Company pays any distribution charge directly to the Distributor, Company is relieved of any obligation for such distribution charge to the Dealer. The Company may rely on and use the preceding acknowledgment as a defense against any claim by Dealer for distribution charges that the Company pays to Distributor but that Distributor fails to remit to Dealer.

V.       Right to Reject Orders or Cancel Sales.

         All orders, whether initial or additional, are subject to acceptance by and shall only become effective upon confirmation by the Company, which reserves the right to reject any order. Orders not accompanied by the required check in payment for the Shares may be rejected. Issuance and delivery of the Shares will be made only after actual receipt of payment therefor. If any check is not paid upon presentment, or if the Company is not in actual receipt of clearinghouse funds or cash, certified or cashier's check or the equivalent in payment for the Shares within 15 days of sale, the Company reserves the right to cancel the sale without notice. In the event an order is rejected, canceled or rescinded for any reason, the Dealer agrees to return to the Distributor any distribution charge theretofore paid with respect to Shares sold pursuant to such order.

VI.      Prospectus and Supplemental Information.

         Dealer is not authorized or permitted to give, and will not give, any information or make any representation concerning the Shares except as set forth in the Prospectus and supplemental information. The Distributor will supply Dealer with reasonable quantities of the Prospectus, as well as any supplemental information, for delivery to investors, and Dealer will deliver a copy of the Prospectus as required by the Securities Act, the Exchange Act, and the rules and regulations promulgated under both. The Dealer agrees that it will not send or give any supplemental information to an investor unless it has previously sent or given a Prospectus to that investor or has simultaneously sent or given a Prospectus with such supplemental information. Dealer agrees that it will not show or give to any investor or prospective investor or reproduce any material or writing that is supplied to it by the Distributor and marked "dealer only" or otherwise bearing a legend denoting that it is not to be used in connection with the sale of Shares to members of the public. Dealer agrees that it will not use in connection with the offer or sale of Shares any material or writing that relates to another company supplied to it by the Company or the Distributor bearing a legend that states that such material may not be used in connection with the offer or sale of any securities of the Company. Dealer further agrees that it will not use in connection with the offer or sale of Shares any materials or writings that have not been previously approved by the Distributor. Each Dealer agrees, if the Distributor so requests, to furnish a copy of any revised Preliminary Prospectus to each person to whom it has furnished a copy of any previous Preliminary Prospectus, and further agrees that it will itself mail or otherwise deliver all preliminary and final Prospectuses required for compliance with the provisions of Rule 15c2-8 under the Securities Exchange Act of 1934. Regardless of the termination of this Agreement, Dealer will deliver a Prospectus in transactions in the Shares for a period of 90 days from the effective date of the Registration Statement or such longer period as may be required by the Exchange Act or the rules and regulations thereunder. On becoming a Dealer, and in offering and selling Shares, Dealer agrees to comply with all the applicable requirements under the Securities Act and the Exchange Act.

VIII.    License and Association Membership.

         Dealer's acceptance of this Agreement constitutes a representation to the Company and the Distributor that Dealer is a properly registered or licensed broker-dealer, duly authorized to sell Shares under Federal and state securities laws and regulations and in all states where it offers or sells Shares, and that it is a member in good standing of the NASD. This Agreement shall automatically terminate if the Dealer ceases to be a member in good standing of such association. Dealer agrees to notify the Distributor immediately if Dealer ceases to be a member in good standing. The Distributor hereby agrees to abide by the Rules of Fair Practice of the NASD and to comply with Rules 2730, 2740, 2420 and 2750 of the NASD Conduct Rules.

IX.      Anti-Money Laundering Compliance Programs.

         Dealer's acceptance of this Agreement constitutes a representation to the Company and the Distributor that Dealer has established and implemented anti-money laundering compliance programs in accordance with proposed NASD Rule 3011 and Section 352 of the Money Laundering Abatement Act reasonably expected to detect and cause the reporting of suspicious transactions in connection with the sale of Shares of the Company.

X.       Limitation of Offer.

         Dealer will offer Shares only to persons who meet the suitability standards set forth in the Prospectus or in any suitability letter or memorandum sent to it by the Company or the Distributor and will only make offers to persons in the states in which it is advised in writing that the Shares are qualified for sale or that such qualification is not required. Until the registration of the Shares has been declared effective by the Securities Commissioner of the State of Pennsylvania, the Dealer will accept no investments from Pennsylvania investors, and no distribution charge will be paid to the Dealer with respect to any Shares sold to Pennsylvania investors. In offering Shares, Dealer will comply with the provisions of the Rules of Fair Practice set forth in the NASD Manual, as well as all other applicable rules and regulations relating to suitability of investors, including without limitation, the provisions of Article III.C. of the Statement of Policy Regarding Real Estate Investment Trusts of the North American Securities Administrators Association, Inc. (the "NASAA GUIDELINES"). Dealer will make available the records that it maintains pursuant to the NASAA Guidelines to the Distributor upon reasonable notice from the Distributor.

XI.      Termination and Amendment.

         Dealer will suspend or terminate its offer, sale and redemption of Shares upon the request of the Company or the Distributor at any time and will resume its offer, sale and redemption of Shares hereunder upon subsequent request of the Company or the Distributor. Any party may terminate this Agreement by written notice. Such termination shall be effective 48 hours after the mailing of such notice. This Agreement and the exhibits hereto are the entire agreement of the parties and supersede all prior agreements, if any, relating to the subject matter hereof between the parties hereto.

         This Agreement may be amended at any time by the Distributor by written notice to the Dealer, and any such amendment shall be deemed accepted by Dealer upon placing an order for sale of Shares after he has received such notice.

XII.     Privacy Laws.

         The Distributor and Dealer (each referred to individually in this section as "party") agree as follows:

         A. Each party agrees to abide by and comply with (i) the privacy standards and requirements of the Gramm-Leach-Bliley Act of 1999 ("GLB ACT"),
(ii) the privacy standards and requirements of any other applicable Federal or state law, and (iii) its own internal privacy policies and procedures, each as may be amended from time to time.

         B. Each party agrees to refrain from the use or disclosure of nonpublic personal information (as defined under the GLB Act) of all customers who have opted out of such disclosures except as necessary to service the customers or as otherwise necessary or required by applicable law; and

         C. Each party shall be responsible for determining which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving a list of such customers (the "LIST") as provided by each to identify customers that have exercised their opt-out rights. In the event either party uses or discloses nonpublic personal information of any customer for purposes other than servicing the customer, or as otherwise required by applicable law, that party will consult the List to determine whether the affected customer has exercised his or her opt-out rights. Each party understands that each is prohibited from using or disclosing any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures.

XIII.    Notice.

         All notices will be in writing and will be duly given to the Distributor when mailed to 6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092, and to Dealer when mailed to the address specified by Dealer herein.

XIV.     Attorney's Fees and Applicable Law.

         In any action to enforce the provisions of this Agreement or to secure damages for its breach, the prevailing party shall recover its costs and reasonable attorney's fees. This Agreement shall be construed under the laws of the State of Georgia and shall take effect when signed by Dealer and countersigned by the Distributor.


                                            THE DISTRIBUTOR:
Attest:
                                            WELLS INVESTMENT SECURITIES, INC.


By:
    -----------------------------------
         Name                               By:
                                                --------------------------------
                                                  Thomas E. Larkin
Title:                                            President
       --------------------------------


         We have read the foregoing Agreement and we hereby accept and agree to the terms and conditions therein set forth. We hereby represent that the list below of jurisdictions in which we are registered or licensed as a broker or dealer and are fully authorized to sell securities is true and correct, and we agree to advise you of any change in such list during the term of this Agreement.

1.       Identity of Dealer

Name:
      -------------------------------------------------------------------------

Type of entity:
                ---------------------------------------------------------------
                (to be completed by Dealer) (corporation, partnership or proprietorship)

Organized in the State of
                          -----------------------------------------------------
                              (to be completed by Dealer) (State)

Licensed as broker dealer in the following states:
                                                   ----------------------------
                                                   (to be completed by Dealer)

Tax I.D. #
           --------------------------------------------------------------------

2.       Person to receive notice pursuant to Section XIII.

         Name:
               ----------------------------------------------------------------

         Company:
                  -------------------------------------------------------------

         Address:
                  -------------------------------------------------------------

         City, State and Zip Code:
                                   --------------------------------------------

         Telephone No. (_____)
                               ------------------------------------------------

         Telefax No. (_____)
                             --------------------------------------------------

         e-mail address:
                         ------------------------------------------------------

         AGREED TO AND ACCEPTED BY THE DEALER



         -----------------------------------------------------
                (Dealer's Firm Name)

         By:
             -------------------------------------------------
                Signature

         Title:
                ----------------------------------------------

                                    EXHIBIT B

                          WELLS TOTAL RETURN REIT, INC.
                    Up to 225,000,000 Shares of Common Stock
                        FORM OF DEALER SERVICE AGREEMENT


Ladies and Gentlemen:

         Wells Investment Securities, Inc., as the distributor ("DISTRIBUTOR") for Wells Total Return REIT, Inc. (the "COMPANY"), a Maryland corporation, invites you (the "DEALER") to perform certain services with respect to shares of common stock ("SHARES") of the Company subject to the following terms. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Distribution Agreement.

I.       Distribution Agreement.

         The Distributor and the Company have entered into that certain Distribution Agreement dated [-], 2007, in the form attached hereto as Exhibit A, and you and the Distributor have entered into that certain Selling Agreement dated [-], 2007. By your acceptance of the Selling Agreement and this Agreement, you will become one of the Dealers referred to in such Distribution Agreement between the Company and the Distributor and will be entitled and subject to the indemnification provisions contained in such Distribution Agreement, including specifically the provisions of such Distribution Agreement (Section 6.3) wherein each Dealer severally agrees to indemnify and hold harmless the Company, the Distributor and each officer and director thereof, and each person, if any, who controls the Company and the Distributor within the meaning of the Securities Act of 1933, as amended.

         Dealer hereby agrees:

         A. that it will not offer for sale the Shares, or accept any orders for the purchase of Shares, except pursuant to the terms and conditions of the Selling Agreement between it and the Distributor;

         B. that it will not act for the Distributor or the Company or make any representations on their behalf except as set forth in the Prospectus and such other printed information furnished to Dealer by the Distributor or the Company to supplement the Prospectus ("SUPPLEMENTAL INFORMATION"); and

         C. that it will perform certain services with respect to the Shares sold by it, including sub-accounting, record-keeping, shareholder services and other administrative services.

Nothing in this Agreement shall be deemed or construed to make Dealer an employee, agent, representative or partner of the Distributor or of the Company.

II.      Service Fees.

         The Dealer will be paid a fee of [___]% of the aggregate NAV per shares of the Shares sold by the Dealer, calculated as of the last day of each quarter. Notwithstanding the foregoing, (i) no service fees will be paid to the Dealer unless and until the Company has sold $2,000,000 of the Shares, and (ii) no service fees will be paid with respect to Shares offered or sold in Pennsylvania until the registration of the Shares has been declared effective by the Securities Commissioner of the State of Pennsylvania.

         The parties hereby agree (i) that the foregoing service fees represent reasonable compensation for services to be performed by the Dealer (ii) that Dealer's interest in the offering pursuant to this Dealer Service Agreement is limited to such service fees from the Distributor and Dealer's indemnity referred to in Section 6 of the Distribution Agreement, and (iii) that the Company is not liable or responsible for the direct payment of such service fees to the Dealer.

         The parties hereby agree that the rates of any service fee paid with respect to any Shares, including outstanding Shares, are subject to change by Distributor from time to time, upon 10 days' written notice, and any calculation of fees after the effective date of such change will take into account the new rate with respect only to any period subsequent to the effective date of such change.

III.     Payment.

         Payments of service fees will be made by the Distributor (or by the Company as provided in the Distribution Agreement) to Dealer [monthly] [quarterly] in arrears no later than the fifteenth (15th) day of the [next succeeding month] [first month of each quarter]. Dealer acknowledges that if the Company pays any service fees directly to the Distributor, Company is relieved of any obligation for such service fees to the Dealer. The Company may rely on and use the preceding acknowledgment as a defense against any claim by Dealer for service fees that the Company pays to Distributor but that Distributor fails to remit to Dealer.

IV.      License and Association Membership.

         Dealer's acceptance of this Agreement constitutes a representation to the Company and the Distributor that Dealer is a properly registered or licensed broker-dealer, duly authorized to sell Shares under Federal and state securities laws and regulations and in all states where it offers or sells Shares, and that it is a member in good standing of the NASD. This Agreement shall automatically terminate if the Dealer ceases to be a member in good standing of such association or to be so licensed or registered. Dealer agrees to notify the Distributor immediately if Dealer ceases to be a member in good standing or to be so licensed or registered. Dealer hereby agrees to abide by the Rules of Fair Practice of the NASD and to comply with Rules 2730, 2740, 2420 and 2750 of the NASD Conduct Rules.

V.       Anti-Money Laundering Compliance Programs.

         Dealer's acceptance of this Agreement constitutes a representation to the Company and the Distributor that Dealer has established and implemented anti-money laundering compliance programs in accordance with proposed NASD Rule 3011 and Section 352 of the Money Laundering Abatement Act reasonably expected to detect and cause the reporting of suspicious transactions in connection with the sale of Shares of the Company.

VI.      Termination and Amendment.

         Any party may terminate this Agreement by written notice. Such termination shall be effective 48 hours after the mailing of such notice. This Agreement and the exhibits hereto are the entire agreement of the parties and supersede all prior agreements, if any, relating to the subject matter hereof between the parties hereto.

         This Agreement may be amended at any time by the Distributor by written notice to the Dealer, and any such amendment shall be deemed accepted by Dealer upon placing an order for sale of Shares after he has received such notice.

VII.     Privacy Laws.

         The Distributor and Dealer (each referred to individually in this section as "party") agree as follows:

         A. Each party agrees to abide by and comply with (i) the privacy standards and requirements of the Gramm-Leach-Bliley Act of 1999 ("GLB ACT"),
(ii) the privacy standards and requirements of any other applicable Federal or state law, and (iii) its own internal privacy policies and procedures, each as may be amended from time to time.

         B. Each party agrees to refrain from the use or disclosure of nonpublic personal information (as defined under the GLB Act) of all customers who have opted out of such disclosures except as necessary to service the customers or as otherwise necessary or required by applicable law; and

         C. Each party shall be responsible for determining which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving a list of such customers (the "LIST") as provided by each to identify customers that have exercised their opt-out rights. In the event either party uses or discloses nonpublic personal information of any customer for purposes other than servicing the customer, or as otherwise required by applicable law, that party will consult the List to determine whether the affected customer has exercised his or her opt-out rights. Each party understands that each is prohibited from using or disclosing any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures.

VIII.    Notice.

         All notices will be in writing and will be duly given to the Distributor when mailed to 6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092, and to Dealer when mailed to the address specified by Dealer herein.

IX.      Attorney's Fees and Applicable Law.

         In any action to enforce the provisions of this Agreement or to secure damages for its breach, the prevailing party shall recover its costs and reasonable attorney's fees. This Agreement shall be construed under the laws of the State of Georgia and shall take effect when signed by Dealer and countersigned by the Distributor.

                                            THE DISTRIBUTOR:
Attest:
                                            WELLS INVESTMENT SECURITIES, INC.
By:
    -----------------------------------
         Name                               By:
                                                --------------------------------
                                                  Thomas E. Larkin
Title:                                            President
       --------------------------------


         We have read the foregoing Agreement and we hereby accept and agree to the terms and conditions therein set forth. We hereby represent that the list below of jurisdictions in which we are registered or licensed as a broker or dealer and are fully authorized to sell securities is true and correct, and we agree to advise you of any change in such list during the term of this Agreement.

1.       Identity of Dealer

Name:
      -------------------------------------------------------------------------

Type of entity:
                ---------------------------------------------------------------
                (to be completed by Dealer) (corporation, partnership or proprietorship)

Organized in the State of
                          -----------------------------------------------------
                               (to be completed by Dealer)     (State)

Licensed as broker dealer in the following states:
                                                   ----------------------------
                                                   (to be completed by Dealer)

Tax I.D. #
           --------------------------------------------------------------------

2.       Person to receive notice pursuant to Section XIII.

         Name:
                ---------------------------------------------------------------

         Company:
                  -------------------------------------------------------------

         Address:
                  -------------------------------------------------------------

         City, State and Zip Code:
                                   --------------------------------------------

         Telephone No. (_____)
                               ------------------------------------------------

         Telefax No. (_____)
                             --------------------------------------------------

         e-mail address:
                         ------------------------------------------------------

         AGREED TO AND ACCEPTED BY THE DEALER



         -----------------------------------------------------
                (Dealer's Firm Name)

         By:
             -------------------------------------------------
                Signature

         Title:
                ----------------------------------------------

                                    EXHIBIT C

                          WELLS TOTAL RETURN REIT, INC.
                    Up to 225,000,000 Shares of Common Stock
                        FORM OF ADVISER SERVICE AGREEMENT

Ladies and Gentlemen:

         Wells Investment Securities, Inc., as the distributor ("DISTRIBUTOR") for Wells Total Return REIT, Inc. (the "COMPANY"), a Maryland corporation, invites you (the "ADVISER") to perform certain services with respect to the shares of common stock ("SHARES") of the Company subject to the following terms. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Distribution Agreement.

I.       Distribution Agreement.

         The Distributor and the Company have entered into that certain Distribution Agreement dated [-], 2007, in the form attached hereto as Exhibit
A. By your acceptance of this Agreement, you will be deemed to be an Adviser, as referred to in such Distribution Agreement between the Company and the Distributor and will be entitled and subject to the indemnification provisions contained in such Distribution Agreement, including specifically the provisions of such Distribution Agreement (Section 6.3) wherein each Adviser severally agrees to indemnify and hold harmless the Company, the Distributor and each officer and director thereof, and each person, if any, who controls the Company and the Distributor within the meaning of the Securities Act of 1933, as amended.

         Adviser hereby agrees:

                  A. that it will not offer for sale the Shares, or accept any orders for the purchase of Shares, and that it will, in performing investment advisory services to its clients, recommend Shares only to persons who meet the suitability standards set forth in the Prospectus or in any suitability letter or memorandum sent to it by the Company and the provisions of
Article III.C. of the Statement of Policy Regarding Real Estate Investment Trusts of the North American Securities Administrators Association, Inc. (the "NASAA GUIDELINES"). Adviser will make available the records that it maintains pursuant to the NASAA Guidelines to the Distributor upon reasonable notice from the Distributor.

                  B. that it will not act for the Distributor or the Company or make any representations on their behalf except as set forth in the Prospectus and such other printed information furnished to Adviser by the Distributor or the Company to supplement the Prospectus ("SUPPLEMENTAL INFORMATION"); and

                  C. that it will perform certain services with respect to the Shares sold by it, including sub-accounting, record-keeping, shareholder services, services related to the allocation of investments that the Adviser manages and other administrative services.

Nothing in this Agreement shall be deemed or construed to make Adviser an employee, agent, representative or partner of the Distributor or of the Company.

II.      Service Fees.

         The Adviser will be paid a fee of [___]% of the aggregate NAV per shares of the Shares sold to or held by programs that the Adviser manages, calculated as of the last day of each quarter. Notwithstanding the foregoing,
(i) no service fees will be paid to the Adviser unless and until the Company has sold $2,000,000 of the Shares, and (ii) no service fees will be paid with respect to Shares offered or sold in Pennsylvania until the registration of the Shares has been declared effective by the Securities Commissioner of the State of Pennsylvania.

         The parties hereby agree that (i) the foregoing service fees represent reasonable compensation for services to be performed by the Adviser (ii) that Adviser's interest in the offering pursuant to this Adviser Service Agreement is limited to such fees from the Distributor and Adviser's indemnity referred to in
Section 6 of the Distribution Agreement, and (iii) that the Company is not liable or responsible for the direct payment of such fees to the Adviser.

         The parties hereby agree that the rates of any service fee paid with respect to any Shares, including outstanding Shares, are subject to change by Distributor from time to time, upon 10 days' written notice, and any calculation of service fees after the effective date of such change will take into account the new rate with respect only to any period subsequent to the effective date of such change.

III.     Payment.

         Payments of service fees will be made by the Distributor (or by the Company as provided in the Distribution Agreement) to Adviser [monthly] [quarterly] in arrears no later than the fifteenth (15th) day of the [next succeeding month] [first month of each quarter]. Adviser acknowledges that if the Company pays any service fees directly to the Distributor, Company is relieved of any obligation for such service fees to the Adviser. The Company may rely on and use the preceding acknowledgment as a defense against any claim by Adviser for service fees that the Company pays to Distributor but that Distributor fails to remit to Adviser.

IV.      License and Association Membership.

         Adviser's acceptance of this Agreement constitutes a representation to the Company and the Distributor that Adviser is a properly registered investment adviser under Federal and state securities laws and regulations and in all states where it conducts operations. This Agreement shall automatically terminate if the Adviser ceases to be so registered. Adviser agrees to notify the Distributor immediately if Adviser ceases to be so registered.

V.       Anti-Money Laundering Compliance Programs.

         Adviser's acceptance of this Agreement constitutes a representation to the Company and the Distributor that Adviser has established and implemented anti-money laundering compliance programs in accordance with Section 352 of the Money Laundering Abatement Act reasonably expected to detect and cause the reporting of suspicious transactions in connection with the sale of Shares of the Company.

VI.      Termination and Amendment.

         Any party may terminate this Agreement by written notice. Such termination shall be effective 48 hours after the mailing of such notice. This Agreement and the exhibits hereto are the entire agreement of the parties and supersede all prior agreements, if any, relating to the subject matter hereof between the parties hereto.

         This Agreement may be amended at any time by the Distributor by written notice to the Adviser, and any such amendment shall be deemed accepted by Adviser upon placing an order for sale of Shares after he has received such notice.

VII.     Privacy Laws.

         The Distributor and Adviser (each referred to individually in this section as "party") agree as follows:

         A. Each party agrees to abide by and comply with (i) the privacy standards and requirements of the Gramm-Leach-Bliley Act of 1999 ("GLB ACT"),
(ii) the privacy standards and requirements of any other applicable Federal or state law, and (iii) its own internal privacy policies and procedures, each as may be amended from time to time.

         B. Each party agrees to refrain from the use or disclosure of nonpublic personal information (as defined under the GLB Act) of all customers who have opted out of such disclosures except as necessary to service the customers or as otherwise necessary or required by applicable law; and

         C. Each party shall be responsible for determining which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving a list of such customers (the "LIST") as provided by each to identify customers that have exercised their opt-out rights. In the event either party uses or discloses nonpublic personal information of any customer for purposes other than servicing the customer, or as otherwise required by applicable law, that party will consult the List to determine whether the affected customer has exercised his or her opt-out rights. Each party understands that each is prohibited from using or disclosing any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures.

VIII.    Notice.

         All notices will be in writing and will be duly given to the Distributor when mailed to 6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092, and to Adviser when mailed to the address specified by Adviser herein.

IX.      Attorney's Fees and Applicable Law.

         In any action to enforce the provisions of this Agreement or to secure damages for its breach, the prevailing party shall recover its costs and reasonable attorney's fees. This Agreement shall be construed under the laws of the State of Georgia and shall take effect when signed by Adviser and countersigned by the Distributor.

                                            THE DISTRIBUTOR:
Attest:
                                            WELLS INVESTMENT SECURITIES, INC.
By:
       --------------------------------
         Name                               By:
                                                --------------------------------
                                                  Thomas E. Larkin
Title:                                            President
       --------------------------------


         We have read the foregoing Agreement and we hereby accept and agree to the terms and conditions therein set forth. We hereby represent that the list below of jurisdictions in which we are registered or licensed as a broker or dealer and are fully authorized to sell securities is true and correct, and we agree to advise you of any change in such list during the term of this Agreement.

         e.       Identity of Adviser

Name:
      -------------------------------------------------------------------------

Type of entity:
                ---------------------------------------------------------------
                (to be completed by Adviser) (corporation, partnership or proprietorship)

Organized in the State of
                          -----------------------------------------------------
                            (to be completed by Adviser)    (State)

Licensed or registered in the following states:
                                                -------------------------------
                                                 (to be completed by Adviser)

Tax I.D. #
           --------------------------------------------------------------------

     e.  Person to receive notice pursuant to Section XIII.

         Name:
                ---------------------------------------------------------------

         Company:
                  -------------------------------------------------------------

         Address:
                  -------------------------------------------------------------

         City, State and Zip Code:
                                   --------------------------------------------

         Telephone No. (_____)
                               ------------------------------------------------

         Telefax No. (_____)
                             --------------------------------------------------

         e-mail address:
                         ------------------------------------------------------

         AGREED TO AND ACCEPTED BY THE ADVISER



         -----------------------------------------------------
                (Adviser's Firm Name)

         By:
             -------------------------------------------------
                Signature

         Title:
                ----------------------------------------------

                                    EXHIBIT D

                                ESCROW AGREEMENT